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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 24, 2003


COMMISSION           REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
FILE NUMBER             ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
-----------             -----------------------------         ------------------

 1-9513                    CMS ENERGY CORPORATION                 38-2726431
                          (A MICHIGAN CORPORATION)
                      FAIRLANE PLAZA SOUTH, SUITE 1100
                           330 TOWN CENTER DRIVE
                          DEARBORN, MICHIGAN 48126
                               (313) 436-9261


 1-5611                   CONSUMERS ENERGY COMPANY                38-0442310
                          (A MICHIGAN CORPORATION)
                          212 WEST MICHIGAN AVENUE
                             JACKSON, MICHIGAN
                               (517) 788-1030



 1-2921                  PANHANDLE EASTERN PIPE LINE              44-0382470
                                  COMPANY
                          (A DELAWARE CORPORATION)
                     5444 WESTHEIMER ROAD, P.O. BOX 4967
                          HOUSTON, TEXAS 77210-4967
                               (713) 989-7000




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ITEM 5. OTHER EVENTS

DIVIDEND SUSPENSION

On January 24, 2003, CMS Energy Corporation ("CMS Energy") announced that its Board of Directors decided to suspend the common stock dividend to bolster its ongoing financial improvement plan. CMS Energy expects the dividend suspension will boost liquidity by more than $100 million in 2003.

PROGRESS ON FINANCIAL IMPROVEMENT PLAN

CMS Energy continues to focus on liquidity, with the goal of maintaining a consolidated cash balance of approximately $400 million, split about equally between CMS Energy and its principal subsidiary Consumers Energy Company ("Consumers Energy"). Executing the financial plan also eliminates the need for CMS Energy to access the capital markets in 2003.

Financial plan milestones include:

     - Selling or signing definitive agreements in 2002 for asset sales totaling $3.6 billion, including debt assumed by the purchasers. That total includes the $1.828 billion CMS Panhandle Companies sale, which is targeted to close in the first quarter of 2003, subject to regulatory approvals.
     - Reducing debt by $800 million in 2002, including paying down $260 million in bank debt.
     - Cutting planned capital expenditures in 2003 by about $350 million, or 39 percent, from 2002. This follows a $540 million reduction in 2002 from 2001 levels.

CMS Energy's aggressive asset sales program continues. It is in the process of selling:

     -   The Centennial and Guardian pipelines;
     -   CMS Field Services;
     -   The wholesale electric "book" of CMS Marketing, Services and Trading;
         and
     -   International distribution companies and selected power plants.

This Form 8-K contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statements and Risk Factors" in CMS Energy's, Consumers Energy's and Panhandle Eastern Pipe Line Company's ("Panhandle") Form 10-Q for the Quarterly Period Ended September 30, 2002, Management Discussion and Analysis (incorporated herein by reference) that discuss important factors that could cause CMS Energy's, Consumers' and Panhandles' results to differ materially from those anticipated in such statements.


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ITEM 7. EXHIBITS

99.1 Forward-Looking Statements and Risk Factors from CMS Energy's Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.

99.2 Forward-Looking Statements and Risk Factors from Consumer's Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.

99.3 Forward-Looking Statements and Risk Factors from Panhandles' Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                      CMS ENERGY CORPORATION

Dated:  January 24, 2003

                                      By:        /s/ Thomas J. Webb
                                              -----------------------
                                              Thomas J. Webb
                                              Executive Vice President and Chief
                                              Financial Officer


                                      CONSUMERS ENERGY COMPANY

Dated:  January 24, 2003

                                      By:        /s/ Thomas J. Webb
                                              -----------------------
                                              Thomas J. Webb
                                              Executive Vice President and Chief
                                              Financial Officer


                                      PANHANDLE EASTERN PIPE LINE
                                      COMPANY

Dated:  January 24, 2003

                                      By:        /s/ Thomas J. Webb
                                              -----------------------
                                              Thomas J. Webb
                                              Executive Vice President and Chief
                                              Financial Officer





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                                  EXHIBIT INDEX


     EXHIBIT NO.        DESCRIPTION


99.1 Forward-Looking Statements and Risk Factors from CMS Energy's Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.

99.2 Forward-Looking Statements and Risk Factors from Consumer's Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.

99.3 Forward-Looking Statements and Risk Factors from Panhandles' Management's Discussion and Analysis included in CMS Energy's, Consumer's and Panhandles' Form 10-Q for Quarterly Period Ended September 30, 2002.